UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2018

Titan Energy, LLC

(Exact name of registrant specified in its charter)

Delaware	001-35317	90-0812516
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Houston Street, Suite 300

Fort Worth, TX 76102

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 800-251-0171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emergent growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2018, Titan Energy, LLC (the “Company”) announced that on February 23, 2018, the Company and Mark D. Schumacher agreed upon a mutual separation. Mr. Schumacher will leave his position as the Company’s President effective March 9, 2018 (the “Effective Date”) to pursue other business activities. The mutual separation was not the result of any disputes or disagreement with the Company, any matter related to the Company’s operations, policies or practices, the Company’s management or the Board of Directors.    Mr. Schumacher will work with management to effectuate a smooth transition.

On February 23, 2018, the Company’s Board of Directors appointed Christopher K. Walker to the position of Chief Operating Officer, effective as of the Effective Date. There are no other arrangements or understandings between Mr. Walker and the Company or any other person pursuant to which Mr. Walker was appointed to serve as the Company’s Chief Operating Officer.

Christopher K Walker, age 36, has served as the Company’s Vice President-Operations since February 2016. Mr. Walker served as Operations Manager from January 2014 to January 2016, and Operations Engineer from July 2012 to December 2013. Since joining the Company, Mr. Walker has worked on almost all of the Company’s former and current operated and non-operated asset positions, including Eagle Ford Shale, Fort Worth Basin (including Barnett Shale), Utica Shale, Coalbed Methane, and Mississippi Lime. Prior to joining the Company, Mr. Walker held Field Engineer and District Technical Supervisor positions with BJ Services/Baker Hughes from 2007 to 2012, specializing in hydraulic fracturing design and execution. Mr. Walker has a Bachelor of Science degree in Agricultural Engineering from Texas A&M University.

Item 7.01.	Regulation FD Disclosure

A copy of the Company’s press release related to the foregoing is attached as Exhibit 99.1 to this Current Report. The information under this item in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2018	TITAN ENERGY, LLC

	By:	/s/ Jeffrey M. Slotterback
	Name:	Jeffrey M. Slotterback
	Title:	Chief Financial Officer